SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 27, 2006
Date of Report (Date of earliest event reported)

Woodhead Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-5971	36-1982580
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

3 Parkway North, Suite 550, Deerfield, IL 60035
(Address of principal executive offices) (Zip Code)

847-236-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information set forth under this “Item 2.02 Results of Operations and Financial Condition” is intended to be furnished and such information including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

On April 27, 2006 Woodhead Industries, Inc. issued a press release containing information about the Company’s results of operations for the quarter and six months ended April 1, 2006, which is attached hereto as Exhibit 99.01

The registrant hosted its second quarter earnings conference call on Thursday April 27, 2006 at 11:00 a.m. Eastern Time. During this conference call, registrant presented its financial results for the quarter and six months ended April 1, 2006, as well as certain other financial and operating information, which is attached hereto as Exhibit 99.02.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

Exhibit Number

99.01	Press release of Registrant dated April 27, 2006
99.02	Second Quarter 2006 Earnings Conference Call

SIGNATURE

Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.

WOODHEAD INDUSTRIES, INC.

Date: May 3, 2006

BY: /s/ Robert H. Fisher
Robert H. Fisher Vice President, Finance and C.F.O. (Principal Financial Officer)